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Anchor National Life                    New Business Documents        New Business Documents
Insurance Company                       with checks:                  without checks:                                   [LOGO]
1 Sun America Center                    P. O. Box 100330              P. O. Box 54299
Los Angeles, CA  90067-6022             Pasadena, CA  91189-0001      Los Angeles, CA   90054-0299
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PARTICIPANT ENROLLMENT FORM                                                                                ANG-534 (11/98)
DO NOT USE HIGHLIGHTER.  Please print or type.
A. PARTICIPANT           / /Mr.    / /Mrs.   / /Ms.    / /Miss   / /Dr.    / /Sr.    / /Jr.

                         ---------------------------------------------------------------------------------------------------------
                         LAST NAME/CUSTODIAN/TRUST/PLAN NAME                    FIRST NAME                    MIDDLE INITIAL

                         ---------------------------------------------------------------------------------------------------------
                         STREET ADDRESS                          CITY                STATE                    ZIP CODE

                         MO     DAY          YR.            / /M     / /F                                     (   )
                         ----------------------------       ---------------     ---------------------------   --------------------
                         DATE OF BIRTH                            SEX           SOC. SEC. OR TAX ID NUMBER    TELEPHONE NUMBER


JOINT                    ---------------------------------------------------------------------------------------------------------
PARTICIPANT              LAST NAME                                    FIRST NAME                         MIDDLE INITIAL
(If applicable must      MO     DAY     YR.       / /M    / /F
be spouse of Participant)--------------------     ---------------     ------------------------------------------------------------
                         DATE OF BIRTH                 SEX            SOCIAL SECURITY OR TAX ID NUMBER


B. ANNUITANT             / /Mr.    / /Mrs.        / /Ms.    / /Miss   / /Dr.    / /Sr.    / /Jr.
(Complete only if        ---------------------------------------------------------------------------------------------------------
different from           LAST NAME                               FIRST NAME                                   MIDDLE INITIAL
Participant)
                         ---------------------------------------------------------------------------------------------------------
                         STREET ADDRESS                                   CITY                 STATE                    ZIP CODE

                         MO     DAY          YR.            / /M     / /F                                     (   )
                         ----------------------------       ---------------     ---------------------------   --------------------
                         DATE OF BIRTH                            SEX           SOC. SEC. OR TAX ID NUMBER    TELEPHONE NUMBER
                         JOINT ANNUITANT(IF ANY)
                                                ----------------------------------------------------------------------------------
                                                            LAST NAME                     FIRST NAME               MIDDLE INITIAL

                         MO     DAY          YR.            / /M     / /F                                     (   )
                         ----------------------------       ---------------     -------------------------     --------------------
                         DATE OF BIRTH                            SEX           SOC. SEC. OR TAX ID NUMBER    TELEPHONE NUMBER


C. BENEFICIARY                                                                                                 PRIMARY/CONTINGENT
                         ---------------------------------------------------------------------------------------------------------
                         LAST NAME                FIRST NAME                    MIDDLE INITIAL                     CIRCLE ONE

                                                                                                               PRIMARY/CONTINGENT
                         ---------------------------------------------------------------------------------------------------------
                         LAST NAME                FIRST NAME                    MIDDLE INITIAL                     CIRCLE ONE


D. TYPE OF               / /  NONQUALIFIED.  If nonqualified, is this a 1035 Exchange?                             / / YES  / / NO
   CONTRACT                   Is this a Transfer of Assets (funds to be transferred from a mutual fund, CD, etc.)? / / YES  / / NO
                              If either of the above is yes, please complete a "Request for Transfer or 1035 Exchange" (SA-2500RL)

                              / /  QUALIFIED, as indicated below.  Is this a direct transfer?                      / / YES  / / NO
                              If yes, please complete a "Request for Transfer or 1035 Exchange" (form SA-2500RL).
                              An appropriate retirement plan/prototype must be established for purposes of qualified monies
                         / /SEP  / / 403(b)  / / Terminal funding  / / 457 plan  / / 401 retirement plan  / / IRA Tax Year________

                         / / IRA rollover  / / IRA transfer  / / Roth IRA  Roth IRA origination date_________  / /Other___________
                                                                                                                  PLEASE SPECIFY


E. ANNUITY DATE          MO.     DAY     YR.  Date annuity payments begin.  (Must be at least 2 years after the Certificate Date.
                         -------------------  Maximum age is the later of the Participant's Age 90 or 10 years after Certificate
                            ANNUITY DATE      Date. NOTE:  If left blank that date will default to maximum for nonqualified and to
                                              70 1/2  for qualified contracts.)


F. PURCHASE              / /  INITIAL PAYMENT: $___________________
   PAYMENT(S)            Minimum initial payment is [$5,000]   for nonqualified contracts; [$2,000] for qualified contracts.
                         Payments may be wired or mailed.  Make check payable to Anchor National Life Insurance Company.
                         / /  AUTOMATIC PAYMENTS: $________________
                              To establish automatic bank drafts for future payments, include a completed "Automatic Payment
                              Authorization" form (G-2233POS), and a voided check and the initial payment for the policy


G. SPECIAL               / /  SYSTEMATIC WITHDRAWAL:  Check the box at left and include a "Systematic Withdrawal Application" form
   FEATURES                   (SEA-5550SW).
                         / /  AUTOMATIC DOLLAR COST AVERAGING:  Check the box at left and include a completed "Dollar Cost
                              Averaging Application" form (SEA-5551DCA).
                         / /  PRINCIPAL ADVANTAGE:  Check the box at left. Under Investment Instructions, indicate the fixed account desired and specify other allocations as percentages.

ANG-534 (11/98)                                                OVER
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PARTICIPANT ENROLLMENT FORM                                                                               ANG-534 (11/98) SIDE 2
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H. TELEPHONE /           Do you wish to authorize telephone TRANSFERS, subject to the conditions set forth below?   / / YES / / NO
   INTERNET              Do you wish to authorize Internet TRANSFERS, subject to the conditions set forth below?    / / YES / / NO
   TRANSFERS             (If no election is indicated the Company will default to YES for transfers or Internet.) If indicated
   AUTHORIZATION         above, I authorize the Company to accept telephone and/or Internet instructions for transfers in any amount among subaccounts from anyone providing proper identification subject to restrictions and
                         limitations contained in the certificate and related prospectus, if any.   I understand that I bear the
                         risk of loss in the event of a telephone or Internet instruction not authorized by me.  The Company will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable procedures designed to verify the identity of the requestor and therefore, the Company will record telephone conversations containing transaction instructions, request personal identification information before acting upon telephone instructions and send written confirmation statements of transactions to the address of record.  For Internet transfers the Company will require proper password or Internet authentication, keep records of all such transactions and send confirmations to the address of record.

                         Do you wish to have the prospectus delivered through the Internet instead of a mailed document?
                                                                                                                    / / YES / / NO
                         If YES, You MUST indicate Your Internet Address in the space provided.
                                                                                               -----------------------------------
                                                                                               Internet Address


I. SPECIAL               ---------------------------------------------------------------------------------------------------------
   INSTRUCTIONS          ---------------------------------------------------------------------------------------------------------



J. STATEMENT OF          This Certificate / / WILL / / WILL NOT replace in whole or in part an existing life insurance or annuity
   PARTICIPANT           contract.  (If this will replace an existing policy, please indicate name of issuing company and contract number below.)

                         --------------------------------------------------               ----------------------------------------
                         COMPANY NAME                                                     CONTRACT NUMBER
                         I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief and agree that this Enrollment Form shall be a part of any Certificate issued by the Company.
                         I VERIFY MY UNDERSTANDING THAT THE VALUE OF PURCHASE PAYMENTS DIRECTED INTO THE VARIABLE INVESTMENT
                         OPTIONS ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. I UNDERSTAND THAT THE VALUE OF PURCHASE
                         PAYMENTS DIRECTED INTO THE MULTI-YEAR FIXED ACCOUNT OPTIONS, IF PREMATURELY WITHDRAWN, MAY BE SUBJECT TO
                         A MARKET VALUE ADJUSTMENT, WHICH MAY RESULT IN UPWARD AND DOWNWARD ADJUSTMENTS IN THE VALUE OF SUCH
                         AMOUNTS.  I ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUSES FOR SEASONS SELECT VARIABLE ANNUITY AND
                         SEASONS SERIES TRUST.   I HAVE READ THEM CAREFULLY AND UNDERSTAND THEIR CONTENTS.


                         Signed at
                                   --------------------------------------------------------------        -------------------------
                                   CITY                                              STATE               DATE


                         -------------------------------------------------------          ----------------------------------------
                         PARTICIPANT'S SIGNATURE                                          REGISTERED REPRESENTATIVE'S SIGNATURE


                         -------------------------------------------------------          ----------------------------------------
                         JOINT PARTICIPANT'S SIGNATURE(IF APPLICABLE)


K. LICENSED /            Will this Certificate replace in whole or in part any existing life insurance or annuity contract?
   REGISTERED                                                                                                       / / YES / / NO
   REPRESENTATIVE
   INFORMATION           ----------------------------------------------------------------------     ------------------------------
                         REPRESENTATIVE'S LAST NAME         FIRST NAME          MIDDLE INITIAL      SOC. SEC. NUMBER

                         ----------------------------------------------------------------------     ------------------------------
                         REPRESENTATIVE'S STREET ADDRESS          CITY               STATE               ZIP CODE

                         -------------------------     ----------------------------------------     ------------------------------
                         BROKER/DEALER FIRM NAME            REPRESENTATIVE'S TELEPHONE NO.          LICENSED AGENT ID NUMBER


                         FRAUD WARNING:  ANY PERSON WHO, WITH INTENT TO DEFRAUD OR KNOWING THAT HE IS FACILITATING A FRAUD AGAINST
                         AN INSURER, SUBMITS AN  APPLICATION OR FILES A CLAIM CONTAINING A FALSE OR DECEPTIVE STATEMENT MAY BE
                         GUILTY OF INSURANCE FRAUD.


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   OFFICE USE ONLY  BOX
   SEASONS SELECT

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ANG-534 (11/98)
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INVESTMENT INSTRUCTIONS FOR FIXED ACCOUNT OPTIONS AND  VARIABLE SUBACCOUNTS                                      ANG-534 (11/98)
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INVESTMENT INSTRUCTIONS:      Choose from Fixed Account Options and Variable SubAccounts below.  If Dollar Cost Averaging Fixed
-------------------------     Account Options are selected, Form [TBD-5551DCA] must accompany this Participant Enrollment Form.
                              Allocations must be expressed in whole percentages and total allocation must equal 100%.



                         _____ SUBACCOUNTS _____                      _____ SUBACCOUNTS _____

                         ____% Growth Strategy                        ____% Mid Cap Growth Portfolio
                         ____% Moderate Growth Strategy               ____% Mid Cap Value Portfolio
                         ____% Balanced Growth Strategy               ____% Small Cap Portfolio
                         ____% Conservative Growth Strategy           ____% International Equity Portfolio
                         ____% Large Cap Growth Portfolio             ____% Diversified Fixed Income Portfolio
                         ____% Large Cap Composite Portfolio          ____% Cash Management Portfolio
                         ____% Large Cap Value Portfolio

I understand that my initial Purchase Payment may be allocated to the Cash Management Subaccount until the end of my Right to
Examine period, at which point it will be allocated as shown above.


                                                   FIXED ACCOUNT OPTION GUARANTEE PERIODS

                    ____% 1 yr.              ____% 3 yr.              ____% 5 yr.              ____% 7 yr.            ____% 10 yr.

                    DCA  ALLOCATIONS: ______% 6 Month DCA    ______% 1 Year DCA



          ------------------------------------------                  ----------------------------------------        ------------
          PARTICIPANT'S SIGNATURE                                     REGISTERED REPRESENTATIVE'S SIGNATURE               DATE



          LICENSED/ REGISTERED REPRESENTATIVE INFORMATION



          ------------------------------------              -------------------------               -----------------------
          REPRESENTATIVE'S TELEPHONE NO.                    LICENSED AGENT ID NUMBER                BROKER/DEALER FIRM NAME




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FOR OFFICE USE ONLY



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ANG-534 (11/98)